UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2009 (March 16, 2009)
Date of Report (Date of earliest event reported)

 STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14040 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, SteelCloud, Inc.’s (“SteelCloud”) ability to obtain financing in the short term; general business conditions and the amount of growth in the computer industry and the general economy; competitive factors; ability to attract and retain key sales and management personnel; the price of SteelCloud’s stock; and the risk factors set forth from time to time in the reports SteelCloud files with the Securities and Exchange Commission, including SteelCloud’s Quarterly Report on Form 10-Q for the period ended January 31, 2009.  SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

SteelCloud today announced it has received notice, under Marketplace Rule 4310(c)(3)(the “Rule”), that its common stock is subject to potential delisting from the Nasdaq Capital Market because SteelCloud does not have a minimum of $2,500,000 in stockholders’ equity, $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.  On or before April 7, 2009 SteelCloud is required to provide Nasdaq with a specific plan of how it will achieve and sustain compliance with all the Nasdaq Capital Market listing requirements, including a time frame for completion of such plan.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On March 27, 2009, SteelCloud issued a press release announcing the receipt of a notice from Nasdaq relating to the delisting of the Company’s securities. Please see Item 3.01 for additional information.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release issued by SteelCloud, Inc., dated March 27, 2009, entitled, “SteelCloud Receives Marketplace Rule 4310(c)(3) Notice.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.
By:	/s/ Brian H. Hajost Brian H. Hajost, Chief Executive Officer

March 27, 2009

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by SteelCloud, Inc., dated March 27, 2009, entitled, “SteelCloud Receives Marketplace Rule 4310(c)(3) Notice.”